Exhibit 10.2

AMENDMENT TO MASTERCARD SETTLEMENT
AND JUDGMENT SHARING AGREEMENT

With respect to the MasterCard Settlement and Judgment Sharing Agreement (“Agreement”) dated as of February 7, 2011, and in consideration of the mutual covenants and agreements contained herein, the undersigned parties agree as of the Amendment Effective Date to amend the Agreement as follows:

1.	Each term defined in the Agreement shall have the same meaning when used herein.

2.
In the event of a Settlement in an Opt-Out Action in which the settling Signatory or Signatories provide no Settlement consideration other than (a) a Monetary Portion or (b) modification of rules as required by any of the terms of Paragraphs 53-65 of the Definitive Class Settlement Agreement in MDL 1720 subject, however, to the terms of the Definitive Class Settlement Agreement and any modifications thereto, that Settlement shall be treated under the Agreement as though it were a Settlement in an Individual Plaintiff Action, notwithstanding any contrary provision in the Agreement.

3.
For the avoidance of doubt, in the event of a Partial Settlement in an Opt-Out Action in which the settling Signatory or Signatories provide no Settlement consideration other than (a) a Monetary Portion or (b) modification of rules as required by any of the terms of Paragraphs 53-65 of the Definitive Class Settlement Agreement in MDL 1720 subject, however, to the terms of the Definitive Class Settlement Agreement and any modifications thereto, that Partial Settlement shall be treated under the Agreement as though it were a Partial Settlement in an Individual Plaintiff Action, notwithstanding any contrary provision in the Agreement.

4.
Notwithstanding any contrary provision in the Agreement, a Settlement in an Opt-Out Action that constitutes a Joint Settlement Agreement subject to Paragraph 2.a of the Omnibus Agreement shall be considered a Settlement of All Claims for purposes of Paragraph 3.a of the Agreement.

5.	This Amendment to the Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

6.
This Amendment to the Agreement shall be effective as of the date on which (a) all entities listed on the signature pages hereto have executed it and (b) all entities listed on the signature pages thereto have executed the Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing (the “Amendment Effective Date”).

7.
Each of the undersigned individuals signs on behalf of, and represents and warrants that he or she has the authority and authorization to sign on behalf of and bind, the corporations, banks, companies, or entities identified immediately above his or her signature, and upon the Amendment Effective Date this instrument shall be a valid and binding obligation of each such entity.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned parties have caused the execution of this Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing.

Bank of America, N.A.,
MBNA America (Delaware),
FIA Card Services N.A. (f/k/a Bank of America, N.A. (USA)
and MBNA America Bank, N.A.),
Bank of America Corporation, and
NB Holdings Corporation

By:/s/Terry Laughlin
Name: Terry Laughlin
Title:President, Strategic Initiatives
Dated August 20, 2014

BA Merchant Services LLC (f/k/a National Processing, Inc.)

By: /s/ JoAnn P. Carlton
Name: JoAnn P. Carlton
Title: EVP
Dated August 19, 2014

Barclays Bank plc, Barclays Financial Corp., and Barclays Bank Delaware

By: /s/ Clinton W. Walker
Name: Clinton W. Walker
Title: Managing Director, Barclays Bank Delaware
Dated August 13, 2014

Capital One Bank, (USA), N.A., Capital One, F.S.B., Capital One, N.A., Capital One Financial Corporation

By: /s/ Jonathan Campbell
Name: Jonathan Campbell
Title: Vice President, Sr. Associate General Counsel
Dated August 11, 2014

Chase Bank USA, N.A.

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title:CEO Consumer/Community Banking
Dated August 7, 2014

Citibank (South Dakota), N.A., Citibank, N.A., Citicorp, and Citigroup, Inc.

By: /s/ David F. Graham
Name: David F. Graham
Title: Partner, Sidley Austin LLP, attorneys for Citibank (South Dakota), N.A., Citibank, N.A., Citicorp and Citigroup, Inc.
Dated August 26, 2014

Fifth Third Bancorp

By: /s/ James R. Hubbard
Name: James R. Hubbard
Title: SVP & CLO
Dated August 21, 2014

First National Bank of Nebraska, Inc. and First National Bank of Omaha

By: /s/ Nicholas W. Baxter
Name: Nicholas W. Baxter
Title: EVP
Dated August 26, 2014

HSBC Finance Corporation

By: /s/ Megan S. Webster
Name: Megan S. Webster
Title: Vice President
Dated August 20, 2014

HSBC Bank, USA, N.A.

By: /s/ Stephen R. Nesbitt
Name: Stephen R. Nesbitt
Title: Executive Vice President
Dated August 20, 2014

HSBC North America Holdings, Inc.

By: /s/ Patrick J. Burke
Name: Patrick J. Burke
Title: CEO
Dated August 20, 2014

HSBC Bank plc

By: /s/ D.M. Charles
Name: D.M. Charles
Title: Co-General Counsel
Dated August 26, 2014

HSBC Holdings plc

By: /s/ Shawn J. Chen
Name: Shawn J. Chen
Title: Global Co-General Counsel, Litigation
Dated August 21, 2014

JPMorgan Chase & Co.

By: /s/ Stephen M. Cutler
Name: Stephen M. Cutler
Title: General Counsel
Dated August 7, 2014

JPMorgan Chase Bank, N.A., as acquirer of certain assets and liabilities of Washington Mutual Bank from the Federal Deposit Insurance Corporation acting as receiver

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO Consumer/Community Banking
Dated August 7, 2014

MasterCard Incorporated,
MasterCard International Incorporated

By: /s/ Timothy Murphy
Name: Timothy Murphy
Title: General Counsel & Chief Franchise Officer
Dated August 18, 2014

The PNC Financial Services Group, Inc., successor by merger to National City Corporation

By: /s/ Joseph C. Guyaux
Name: Joseph C. Guyaux
Title: Senior Vice Chairman
Dated August 19, 2014

PNC Bank, National Association, successor by merger to National City Bank and National City Bank of Kentucky

By: /s/ Joseph C. Guyaux
Name: Joseph C. Guyaux
Title: Senior Vice Chairman
Dated August 19, 2014

Suntrust Banks Inc.

By: /s/ Brian D. Edwards
Name: Brian D. Edwards
Title: SVP
Dated August 12, 2014

Texas Independent Bancshares, Inc.

By: /s/ Charles T. Doyle
Name: Charles T. Doyle
Title: Chairman of the Board
Dated August 26, 2014

Wells Fargo & Co.
Wells Fargo Bank N.A.

By: /s/ C.V. Beck
Name: C.V. Beck
Title: Officer – Wells Fargo & Company, SVP Wells Fargo Bank, N.A
Dated August 18, 2014